Deferred consideration liability	6 Months Ended
Jun. 30, 2025
Contingent Consideration [Abstract]
Deferred consideration liability
23. Deferred consideration liability
In April 2021, KNL completed the acquisition of all shares of Kabanga Holdings Limited from Barrick International (Barbados) Corporation and Glencore Canada Corporation (“GCC”) and all shares of Romanex International Limited from GCC and Sutton Resources Limited for a total consideration of $14 million, to acquire the physical assets and all historical IP related to the Kabanga Nickel Project. The IP relates to a significant amount of data and exploration and study expenses that earlier owners invested into the Kabanga Nickel Project.
Of the $14 million, $8 million was paid by KNL to the previous owners before completion of the acquisition, with the remaining $6 million due to the sellers in stage payments as below:
•The first tranche amounting to $2 million: payable at the earlier of completion of feasibility study and 3rd anniversary of the contract from date of signing.
•The second tranche amounting to $4 million: payable at the earlier of the completion of feasibility study or the 5th anniversary of the contract from date of signing.
On December 15, 2022, KNL made the first tranche payment amounting to $2 million. The remaining $4 million was paid on December 9, 2024, in accordance with the terms of the acquisition.
Interest accretion on the deferred consideration was based on Lifezone’s incremental borrowing rate of 8.85%.
The carrying amounts can be analyzed as follows:

$

At January 1, 2024	3,693,612
Repayment	(4,000,000)
Accretion of interest[1]	306,388
At December 31, 2024	-
[1] Accretion of interest for the six months ended June 30, 2024 was $157,999.